UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2014

CBS Outdoor Americas Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 297-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture

On October 1, 2014, CBS Outdoor Americas Inc., a Maryland corporation (the “Company”), along with its wholly owned subsidiaries, CBS Outdoor Americas Capital LLC, a Delaware limited liability company (“Finance LLC”), and CBS Outdoor Americas Capital Corporation, a Delaware corporation (together with Finance LLC, the “Issuers”), and the other guarantors party thereto (the “Guarantors”), entered into an indenture (the “2025 Indenture”) with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), relating to the issuance by the Issuers of $450 million aggregate principal amount of 5.875% Senior Notes due 2025 (the “2025 Notes”). The 2025 Notes were sold on October 1, 2014 in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The 2025 Notes bear an interest rate of 5.875% per annum and interest on the 2025 Notes will be payable on March 15 and September 15 of each year, commencing on March 15, 2015. The 2025 Notes will mature on March 15, 2025. The 2025 Notes are senior unsecured obligations of the Issuers and are guaranteed on a senior unsecured basis by the Company and the Guarantors.

The terms of the 2025 Notes are governed by the 2025 Indenture. The 2025 Indenture contains customary covenants that, among other things, limit the Company’s and its restricted subsidiaries’ abilities to, among other things, (i) incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock, (ii) pay dividends on, repurchase or make distributions in respect of the Company’s or Finance LLC’s capital stock or make other restricted payments, (iii) make certain investments or acquisitions, (iv) sell, transfer or otherwise convey certain assets, (v) create liens, (vi) enter into sale/leaseback transactions, (vii) enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers, (viii) consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s or its subsidiaries’ assets, (ix) enter into transactions with affiliates, (x) prepay certain kinds of indebtedness, and (xi) issue or sell stock of the Company’s subsidiaries. These covenants are subject to important exceptions and qualifications. Further, certain of these covenants will cease to apply after the date on which the 2025 Notes receive investment grade ratings from both Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw Hill Companies, Inc., provided no default or event of default under the 2025 Indenture exists at that time. Such terminated covenants will be reinstated if the 2025 Notes lose their investment grade ratings at any time thereafter.

The Issuers may redeem some or all of the 2025 Notes at any time, or from time to time, on or after September 15, 2019 at redemption prices listed in the 2025 Indenture. In addition, prior to September 15, 2017, the Issuers may redeem up to 35% of the aggregate principal amount of the 2025 Notes in an amount not to exceed the net cash proceeds from certain equity offerings, at a redemption price of 105.875% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption; provided that at least 65% of the aggregate amount of the 2025 Notes originally issued under the 2025 Indenture remains outstanding after such redemption. The Issuers may also redeem all or some of the 2025 Notes at any time, or from time to time, prior to September 15, 2019, at a price equal to 100% of the principal amount of the 2025 Notes to be redeemed, plus a “make-whole” premium plus accrued and unpaid interest, if any, to the date of redemption.

Upon the occurrence of a “change of control repurchase event,” as defined in the 2025 Indenture, each holder of the 2025 Notes will have the right to require the Company to repurchase all or any part of their 2025 Notes at a purchase price of 101% of the aggregate principal amount of such 2025 Notes, plus accrued and unpaid interest, if any, to the repurchase date.

The 2025 Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, failure to pay certain judgments, certain events of bankruptcy and insolvency, and certain failures or repudiations of guarantees of the 2025 Notes. An event of default under the 2025 Indenture will allow either the Trustee or the holders of not less 25% in aggregate principal amount of the then-outstanding 2025 Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the 2025 Notes.

The foregoing description of the 2025 Indenture does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2025 Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indenture

On October 1, 2014, the Company, along with the Issuers and the Guarantors, entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture, dated as of January 31, 2014 (the “2022 Indenture”), among the Company, the Issuers, the Guarantors and the Trustee, relating to the issuance by the Issuers of an additional $150 million aggregate principal amount of 5.250% Senior Notes due 2022 (the “2022 Notes” and, together with the 2025 Notes, the “Notes”). The 2022 Notes were sold on October 1, 2014 in a private transaction exempt from the registration requirements of the Securities Act, have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The 2022 Notes are of the same class and series as, and otherwise identical to, the 5.250% Senior Notes due 2022 that were previously issued by the Issuers under the 2022 Indenture.

The 2022 Notes bear an interest rate of 5.250% per annum and interest on the 2022 Notes will be payable on May 15 and November 15 of each year, commencing on November 15, 2014. The 2022 Notes will mature on February 15, 2022. The 2022 Notes are senior unsecured obligations of the Issuers and are guaranteed on a senior unsecured basis by the Company and the Guarantors.

The terms of the 2022 Notes are governed by the 2022 Indenture. The 2022 Indenture contains customary covenants that, among other things, limit the Company’s and its restricted subsidiaries’ abilities to, among other things, (i) incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock, (ii) pay dividends on, repurchase or make distributions in respect of the Company’s or Finance LLC’s capital stock or make other restricted payments, (iii) make certain investments or acquisitions, (iv) sell, transfer or otherwise convey certain assets, (v) create liens, (vi) enter into sale/leaseback transactions, (vii) enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers, (viii) consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s or its subsidiaries’ assets, (ix) enter into transactions with affiliates, (x) prepay certain kinds of indebtedness, and (xi) issue or sell stock of the Company’s subsidiaries. These covenants are subject to important exceptions and qualifications. Further, certain of these covenants will cease to apply after the date on which the 2022 Notes receive investment grade ratings from both Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw Hill Companies, Inc., provided no default or event of default under the 2022 Indenture exists at that time. Such terminated covenants will be reinstated if the 2022 Notes lose their investment grade ratings at any time thereafter.

The Issuers may redeem some or all of the 2022 Notes at any time, or from time to time, on or after February 15, 2017 at redemption prices listed in the 2022 Indenture. In addition, prior to February 15, 2017, the Issuers may redeem up to 35% of the aggregate principal amount of the 2022 Notes in an amount not to exceed the net cash proceeds from certain equity offerings, at a redemption price of 105.250% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption; provided that at least 65% of the aggregate amount of the 2022 Notes originally issued under the 2022 Indenture remains outstanding after such redemption. The Issuers may also redeem all or some of the 2022 Notes at any time, or from time to time, prior to February 15, 2017, at a price equal to 100% of the principal amount of the 2022 Notes to be redeemed, plus a “make-whole” premium plus accrued and unpaid interest, if any, to the date of redemption.

Upon the occurrence of a “change of control repurchase event,” as defined in the 2022 Indenture, the Company is required to offer to repurchase the 2022 Notes at 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest, if any, to the repurchase date.

The 2022 Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, failure to pay certain judgments, certain events of bankruptcy and insolvency, and certain failures or repudiations of guarantees of the 2022 Notes. An event of default under the 2022 Indenture will allow either the Trustee or the holders of not less 25% in aggregate principal amount of the then-outstanding 2022 Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the 2022 Notes.

The foregoing description of the Supplemental Indenture does not purport to be complete, and is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company, the Issuers and the Guarantors entered into a registration rights agreement dated October 1, 2014 (the “Registration Rights Agreement”) with Wells Fargo Securities, LLC and Goldman, Sachs & Co., serving as representatives of the initial purchasers of the Notes. Under the Registration Rights Agreement, the Company, the Issuers and the Guarantors agreed, among other things, to (i) file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the Notes and the guarantees thereof, (ii) use commercially reasonable efforts to cause such exchange offer registration statement to become effective within 365 days after October 1, 2014, and (iii) subject to certain limitations, consummate the exchange offer to which the exchange offer registration statement relates (the “Exchange Offer”) within 30 business days after the commencement of the Exchange Offer. Under certain circumstances, the Company, the Issuers and the Guarantors have agreed to file a shelf registration statement with the SEC with respect to the resale of the Notes and the guarantees thereof. If the Company, the Issuers and the Guarantors do not comply with these obligations, subject to limitations set forth in the Registration Rights Agreement, the Company, the Issuers and the Guarantors jointly and severally will be required to pay additional interest in an amount equal to 0.25% per annum of the principal amount of the Notes with respect to the first 90-day period immediately following the occurrence of such registration default. Thereafter, the amount of the additional interest will increase by 0.25% per annum on the principal amount of such Notes with respect to each subsequent 90-day period until all registration defaults have been cured, up to a maximum amount of additional interest for all registration defaults of 1.00% per annum.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2014, the Company completed its acquisition of certain certain outdoor advertising businesses (the “Acquired Business”) from Van Wagner Communications, LLC, a New York limited liability company (“Van Wagner”), for $690.0 million in cash, plus working capital adjustments, in accordance with the terms and conditions of the Membership Interest Purchase Agreement, dated as of July 20, 2014 (the “Purchase Agreement”), by and among the Company, CBS Outdoor LLC, a Delaware limited liability company, Van Wagner, Van Wagner Twelve Holdings, LLC, a Delaware limited liability company, and Richard M. Schaps. The Acquired Business constitutes the largest U.S. private portfolio of outdoor advertising assets, consisting of 1,094 billboards and walls, including 16 digital assets, and 8,386 other displays, including street furniture, bus, bicycle and parking garage displays, in each case as of June 30, 2014.

The consideration for the acquisition of the Acquired Business was funded with the net proceeds from the issuance and sale of the Notes, together with cash on hand and borrowings under the $425.0 million revolving credit facility maturing 2019. Wells Fargo Securities, LLC and Goldman, Sachs & Co. served as the representatives of the initial purchasers of the Notes.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited interim condensed combined financial statements as of June 30, 2014 and for the six months ended June 30, 2014 and June 30, 2013 and the audited combined financial statements as of and for the year ended December 31, 2013 of the Acquired Business and notes related thereto required by Item 9.01(a) are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of June 30, 2014 and for the six months ended June 30, 2014 and 2013, and for the year ended December 31, 2013 and notes related thereto required by Item 9.01(b) are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of July 20, 2014, by and among CBS Outdoor Americas Inc., CBS Outdoor LLC, Van Wagner Communications, LLC, Van Wagner Twelve Holdings, LLC and Richard M. Schaps (incorporated herein by reference to Exhibit 2.1 to CBS Outdoor Americas Inc.’s Current Report on Form 8-K, filed on July 21, 2014).*

4.1	Indenture, dated as of October 1, 2014, by and among CBS Outdoor Americas Capital LLC, CBS Outdoor Americas Capital Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas.

4.2	First Supplemental Indenture, dated as of October 1, 2014, by and among CBS Outdoor Americas Capital LLC, CBS Outdoor Americas Capital Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas.

10.1	Registration Rights Agreement, dated as of October 1, 2014, by and among CBS Outdoor Americas Capital LLC, CBS Outdoor Americas Capital Corporation, the guarantors named therein, Wells Fargo Securities, LLC and Goldman, Sachs & Co.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Unaudited interim condensed combined financial statements of the outdoor advertising business of Van Wagner Communications, LLC as of June 30, 2014 and for the six months ended June 30, 2014 and 2013, and notes related thereto.

99.2	Audited combined financial statements of the outdoor advertising business of Van Wagner Communications, LLC as of and for the year ended December 31, 2013 and notes related thereto.

99.3	Unaudited pro forma condensed consolidated financial statements of CBS Outdoor Americas Inc. as of June 30, 2014 and for the six months ended June 30, 2014 and 2013, and for the year ended December 31, 2013 and notes related thereto.

*	Schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule, annex or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS OUTDOOR AMERICAS INC.

By:	/s/ Donald R. Shassian
	Name:	Donald R. Shassian
	Title:	Executive Vice President and Chief Financial Officer

Date: October 1, 2014

EXHIBIT INDEX

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of July 20, 2014, by and among CBS Outdoor Americas Inc., CBS Outdoor LLC, Van Wagner Communications, LLC, Van Wagner Twelve Holdings, LLC and Richard M. Schaps (incorporated herein by reference to Exhibit 2.1 to CBS Outdoor Americas Inc.’s Current Report on Form 8-K, filed on July 21, 2014).*

4.1	Indenture, dated as of October 1, 2014, by and among CBS Outdoor Americas Capital LLC, CBS Outdoor Americas Capital Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas.

4.2	First Supplemental Indenture, dated as of October 1, 2014, by and among CBS Outdoor Americas Capital LLC, CBS Outdoor Americas Capital Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas.

10.1	Registration Rights Agreement, dated as of October 1, 2014, by and among CBS Outdoor Americas Capital LLC, CBS Outdoor Americas Capital Corporation, the guarantors named therein, Wells Fargo Securities, LLC and Goldman, Sachs & Co.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Unaudited interim condensed combined financial statements of the outdoor advertising business of Van Wagner Communications, LLC as of June 30, 2014 and for the six months ended June 30, 2014 and 2013, and notes related thereto.

99.2	Audited combined financial statements of the outdoor advertising business of Van Wagner Communications, LLC as of and for the year ended December 31, 2013 and notes related thereto.

99.3	Unaudited pro forma condensed consolidated financial statements of CBS Outdoor Americas Inc. as of June 30, 2014 and for the six months ended June 30, 2014 and 2013, and for the year ended December 31, 2013 and notes related thereto.

*	Schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CBS Outdoor Americas Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule, annex or exhibit upon request.